UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2011

ACCO BRANDS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Tower Parkway Lincolnshire, IL 60069	60069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 541-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01 Other Events.

ACCO Brands Corporation (the “Company”) is filing this Current Report on Form 8-K in connection with the anticipated filing with the Securities and Exchange Commission (the “SEC”) of a Registration Statement on Form S-4. The Registration Statement relates to the Company’s announcement on November 17, 2011 of its entry into an agreement and plan of merger pursuant to which the Company will acquire the Consumer and Office Products business of MeadWestvaco Corporation. As described below, the filing of the Registration Statement will require the Company to reclassify certain of its historical audited financial statements to reflect discontinued operations.

On June 14, 2011, the Company announced the disposition of GBC-Fordigraph, as more fully described in the Company’s Current Report on Form 8-K filed with the SEC on that date. In accordance with applicable accounting requirements and guidance, the Company’s unaudited financial statements reclassified and presented GBC-Fordigraph as a discontinued operation for the relevant periods presented (including the comparable period of the prior year) in our Quarterly Reports on Form 10-Q for the quarter ended June 30, 2011 and September 30, 2011, which were filed with the SEC on July 27, 2011 and October 26, 2011, respectively.

Pursuant to applicable rules and regulations of the SEC, the same reclassification as a discontinued operation is required for previously issued annual financial statements for each of the three fiscal years included in our most recent Annual Report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale of GBC-Fordigraph. In order to comply with this requirement, the Company is filing this report to re-issue, in updated format, its audited financial statements contained in the accompanying Exhibit 99.1 (the “Updated Financial Statements”). The GBC-Fordigraph business has, for all periods presented in the Updated Financial Statements, been reclassified as a discontinued operation for financial reporting purposes. The Company has also added to the Updated Financial Statements Note 21, Subsequent Events, and the notes and certain amounts in the Updated Financial Statements have been revised and reclassified to conform to the current presentation. These reclassifications have no effect on our previously reported net income (loss).

The Updated Financial Statements are filed as Exhibit 99.1 to this Current Report on Form 8-K. Except as described in this Item 8.01, this Current Report does not modify or update the disclosures in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (the “2010 10-K”). This Current Report and the exhibits hereto should be read in conjunction with the 2010 Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the 2010 Form 10-K, including the Quarterly Reports on Form 10-Q for the periods ended March 31, 2011, June 30, 2011 and September 30, 2011 and the reclassified financial information contained in the Current Report on Form 8-K filed by the Company with the SEC on June 29, 2011.

Section 9—Financial Statements and Exhibits

Item 9.01—Financial Statements and Exhibits.

(d) Exhibits

23.1	Consent of KPMG LLP

23.2	Consent of PricewaterhouseCoopers LLP

99.1	Updated Audited Annual Financial Statements as of December 31, 2009 and 2010, and for the three years ended December 31, 2010.

Additional Information

In connection with the proposed merger referenced in Item 8.01 above, the Company will file a registration statement on Form S-4 with the SEC. This registration statement will include a proxy statement of the Company that also constitutes a prospectus of the Company, and will be sent to the shareholders of the Company. Shareholders are urged to read the proxy statement/prospectus and any other relevant documents when they become available, because they will contain important information about the Company and the proposed merger. The proxy statement/prospectus and other documents relating to the proposed merger (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. The proxy statement/prospectus and other documents (when they are available) can also be obtained free of charge from the Company upon written request to ACCO Brands Corporation, Investor Relations, 300 Tower Parkway, Lincolnshire, Illinois 60069, or by calling (847) 484-3020.

This communication is not a solicitation of a proxy from any security holder of the Company. However, the Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed merger under the rules of the SEC. Information about the directors and executive officers of the Company may be found in its 2010 Annual Report on Form 10-K filed with the SEC on February 24, 2011, and its definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on April 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION
(Registrant)

Date: December 15, 2011	By:	/s/ Thomas P. O’Neill, Jr.

Name: Thomas P. O’Neill, Jr.
Title: Sr. Vice President, Finance and
Accounting (Principal Accounting Officer)

INDEX TO EXHIBITS

Exhibit

23.1	Consent of KPMG LLP

23.2	Consent of PricewaterhouseCoopers LLP

99.1	Updated Audited Annual Financial Statements as of December 31, 2009 and 2010, and for the three years ended December 31, 2010

5